UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Bahnhofstrasse 1, 6340 Baar, Switzerland		CH 6340
(Address of principal executive offices)		(Zip Code)

+41.22.816.1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 1, 2016, Weatherford International plc (the “Company”) issued a press release announcing that Weatherford International, LLC, a Delaware limited liability company and an indirect subsidiary of Weatherford International Ltd., a Bermuda exempted company and an indirect, wholly owned subsidiary of the Company (“Weatherford Bermuda”), and Weatherford Bermuda commenced cash tender offers (the “Tender Offers”) to purchase up to $1.0 billion aggregate purchase price of (i) Weatherford Delaware’s outstanding 6.35% senior notes due 2017 and (ii) Weatherford Bermuda’s outstanding 6.00% senior notes due 2018, 9.625% senior notes due 2019 and 5.125% senior notes due 2020, in each case together with any related guarantees. The Tender Offers are subject to the terms and conditions set forth in an Offer to Purchase dated June 1, 2016. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On June 1, 2016, the Company also announced that Weatherford Bermuda launched an underwritten public offering of $1.0 billion aggregate principal amount of exchangeable senior notes due 2021 (the “Exchangeable Notes”). The underwriters will also have an option for 30 days to purchase up to an additional $150 million aggregate principal amount of Exchangeable Notes. The Exchangeable Notes will be fully and unconditionally guaranteed by the Company and Weatherford Delaware, and exchangeable in certain circumstances into ordinary shares of the Company. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 1, 2016, relating to the Tender Offers.

99.2	Press release, dated June 1, 2016, relating to the Exchangeable Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2016	WEATHERFORD INTERNATIONAL PLC

/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 1, 2016, relating to the Tender Offers.

99.2	Press release, dated June 1, 2016, relating to the Exchangeable Notes.